UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934

Date of Report (Date of earliest event reported): January 27, 2003

i2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place
11701 Luna Road
Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

The information in Item 7 and Item 9 of this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7 and Item 9 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of i2 Technologies, Inc. under the Securities Act of 1933, as amended.

ITEM 5.    OTHER EVENTS

On January 27, 2003, i2 Technologies, Inc. (the “Company”) issued a press release announcing, among other things, (i) that the Company will move to the NASDAQ SmallCap Market effective January 30, 2003; and (ii) that the audit committee of the Company’s board of directors has engaged Deloitte & Touche LLP, the Company’s current external auditors, to re-audit the Company’s financial statements for the years ended December 31, 2000 and 2001.

The decision to re-audit was made at the recommendation of management based on recent information developed during the audit committee’s ongoing investigation of certain allegations regarding the Company’s revenue recognition with respect to certain customer contracts and its financial reporting for those years. This decision was also influenced by the unavailability of Arthur Andersen LLP, the Company’s former external auditors for those years, to consider any restatement that might be necessary. Deloitte & Touche replaced Arthur Andersen as the Company’s external auditor in May 2002. The Company notified the SEC of these allegations in late November 2002, and the staff informed the Company that it had opened an informal inquiry into these matters in early December 2002.

As material adjustments to the previously-reported financial statements may be required, investors should not rely on the financial information contained in the Company’s annual reports on Form 10-K for the years ended December 31, 2000 and 2001 or in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2000 through September 30, 2002. While there can be no assurance, the Company is working towards a goal of having the re-audit of the 2000 and 2001 financial statements, as well as the audit of the 2002 financial statements, completed to allow for the timely filing of the Company’s 2002 annual report on Form 10-K. Until the re-audit is completed, the impact on previously-reported financial statements, including the Company’s preliminary fourth quarter results, cannot be determined. Material adjustments to our previously-reported financial statements may be required, which may necessitate the amendment of the Company’s previously-filed reports on Form 10-Q and Form 10-K. However, the re-audit will not have an impact on the Company’s cash position in any affected period.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1    Press release.

ITEM 9.    REGULATION FD DISCLOSURE

On January 27, 2003, the Company issued a press release announcing, among other things, the Company’s preliminary unaudited fourth quarter 2002 financial results. A copy of the Company’s press release announcing the preliminary unaudited fourth quarter 2002 financial results is included in this report as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated:  January 27, 2003

By:	/s/ William M. Beecher
William M. Beecher Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release.

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